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                                                                    EXHIBIT 10.8

            FORM OF INDEMNITY AGREEMENT FOR DIRECTORS AND OFFICERS

                              INDEMNITY AGREEMENT
                              -------------------


     This Agreement made and entered into this ___ day of _______, 1999, by and between Varian, Inc., a Delaware corporation (the "Company"), and ______________ ("Indemnitee"):

     WHEREAS, there is a general awareness that competent and experienced persons are becoming more reluctant to serve as directors or officers of a publicly-held corporation unless they are provided with adequate protection against claims and actions against them for their activities on behalf of the corporation, generally through insurance and indemnification; and

     WHEREAS, the uncertainties in the interpretations of the statutes and regulations, laws and public policies, relating to indemnification of corporate directors and officers are such as to make adequate, reliable assessment of the risks to which directors and officers of publicly-held corporations may be exposed difficult, particularly in light of the proliferation of lawsuits against directors and officers; and

     WHEREAS, the Board of Directors of the Company, based upon its business experience, has concluded that the continuation of present trends in litigation against corporate directors and officers will inevitably make it more difficult for the Company to retain directors and officers of the highest competence committed to the active and effective direction and supervision of the business and affairs of the Company and its subsidiaries and affiliates and the operation of their facilities, and the Board deems such consequences to be so detrimental to the best interests of the Company's stockholders that it has concluded that the Company should act to assure its directors and officers of maximum protection against inordinate risks attendant on their positions in order to ensure that the most capable persons otherwise available will be attracted to such positions and, therefore, said directors have further concluded that it is not only reasonable and prudent but necessary for the Company to contractually obligate itself to indemnify to the fullest extent permitted by applicable law its directors and officers and the directors and officers of its affiliates and to assume to the maximum extent permitted by law liability for expenses and liabilities which might be incurred by its directors and officers in connection with claims lodged against them for their decisions and actions as directors or officers; and

     WHEREAS, Section 145 of the General Corporation Law of the State of Delaware, under which law the Company is organized, empowers corporations to indemnify persons serving as a director, officer, employee or agent of the corporation or a person who serves at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, employee benefit plan, trust, or other enterprise, and further specifies that the indemnification provided by said section "shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise", and further empowers a corporation to "purchase and maintain insurance" (on behalf of such persons) "against any liability asserted against him or incurred by him in any such capacity, or arising out of Indemnitee's status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of" (said laws); and

     WHEREAS, the Company has investigated the type of insurance available, to insure the directors and officers of the Company and of its affiliates against expenses (including attorneys' fees), costs, judgments, fines and amounts paid in settlement actually and reasonably incurred by them in connection with any action, suit or proceeding to which they are or are threatened to be made a party by reason of their status and/or decisions or actions in such positions, has studied the nature and extent of the coverage provided by such insurance and the cost thereof to the Company, and has purchased such insurance to the extent reasonably available; however, upon receiving such information, and notwithstanding the purchase of such insurance when reasonably available, which insurance is subject to certain significant exclusions and may cease to be available (even with such exclusions), the directors of the Company have concluded that it would be in the best interests of the stockholders for the Company to contract to indemnify such persons as hereinafter provided; and

     WHEREAS, the Company desires to have Indemnitee serve or continue to serve as a director or officer of the Company and/or a director, officer, partner, trustee, agent or fiduciary of such other corporations, partnerships, joint ventures, employee benefit plans, trusts or other enterprises (herein collectively called "Affiliate of the Company") of which Indemnitee has been or is serving, or will serve at the request of or for the convenience of or to represent the interests of the Company, free from undue concern for unpredictable, inappropriate or unreasonable claims for damages by reason of Indemnitee's being a director or officer of the Company or a director, officer, employee, trustee, partner, agent or fiduciary of an Affiliate of the Company, or by reason of Indemnitee's decisions or actions on their behalf; and

     WHEREAS, Indemnitee is willing to serve, or to continue to serve, or to take on additional service for, the Company and/or the Affiliates in such aforesaid capacities on the condition that Indemnitee be indemnified as provided for herein;

     NOW, THEREFORE, in consideration of the premises and the covenants contained herein, the Company and Indemnitee do hereby covenant and agree as follows:

     1.   SERVICES TO THE COMPANY. Indemnitee will serve and/or continue to
          -----------------------
serve, at the will of the Company or under separate contract, if any such contract exists, as a director and/or officer of the Company and/or as a director, officer, employee, trustee, partner, agent or fiduciary of an Affiliate of the Company faithfully and to the best of Indemnitee's ability so long as Indemnitee is duly elected and qualified in accordance with the provisions of the Bylaws or other applicable constitutive documents thereof; provided that Indemnitee may at any time and for any reason resign from such position (subject to any contractual obligation which Indemnitee shall have assumed apart from this Agreement) and further provided that neither the Company nor any Affiliate shall have any obligation under this Agreement to continue the Indemnitee in any such position.

     2.   INDEMNIFICATION. The Company shall indemnify Indemnitee to the fullest
          ---------------
extent permitted, and in the manner required, by applicable law as in effect as of the date hereof or as such laws may from time to time, be amended:
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             (a) If Indemnitee is a person who was or is made a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative in nature, other than an action by or in the right of the Company, by reason of the fact that Indemnitee is or was a director, officer, employee, trustee, partner, agent, or fiduciary of the Company or is or was serving at the request of the Company as a director, officer, employee, trustee, partner, agent or fiduciary of an Affiliate of the Company, or by reason of anything done or not done by Indemnitee in any such capacity, against expenses (including attorneys' fees), costs, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by Indemnitee in connection with such action, suit or proceeding (including, but not limited to, the investigation, defense or appeal thereof) if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe Indemnitee's conduct was unlawful, or

             (b) If Indemnitee is a person who was or is made a party or is threatened to be made a party to any threatened, pending or completed action or suit brought in the right of the Company to procure a judgment in its favor by reason of the fact that Indemnitee is or was a director, officer, employee, trustee, partner, agent or fiduciary of the Company or an Affiliate of the Company or by reason of anything done or not done by Indemnitee in any such capacity, against expenses (including attorneys' fees) and costs actually and reasonably incurred by Indemnitee in connection with such action or suit (including, but not limited to, the investigation, defense, settlement or appeal thereof) if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, except that no such indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for gross negligence or misconduct in the performance of Indemnitee's duty to the Company unless, and only to the extent that, the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such expenses and costs as such court shall deem proper.

             (c) Notwithstanding any other provisions of this Agreement, to the extent Indemnitee (i) has prepared to serve or has served as a witness or (ii) has been successful on the merits or otherwise in defense of any action, suit, investigation or proceeding referred to in subsections (a) or (b) of this section, or in the defense of any claim, issue or matter described therein, the Company shall indemnify Indemnitee against expenses (including attorneys' fees) and costs actually and reasonably incurred by Indemnitee in connection therewith (including, but not limited to, the preparation, service, investigation, defense or appeal of such action, suit, investigation or proceeding).

             (d) Notwithstanding anything to the contrary in the foregoing provisions of this Section 2, Indemnitee shall not be entitled, as a matter of right, to indemnification pursuant to this Section 2 (i) against costs and expenses incurred in connection with any action, suit or proceeding commenced by Indemnitee against the Company or any person who is or was a director or officer of the Company or any of its affiliates, as defined in Rule 405 under the Securities Act of 1933 ("Securities Act Affiliate") or any Affiliate of the Company, but such indemnification may be provided by the Company in a specific case as contemplated by Section

6 hereof; or (ii) in the event that Indemnitee has served as a witness in cooperation with any party or entity which has threatened or brought any action, suit or proceeding, whether civil, criminal, administrative, or investigative, against the Company, any Securities Act Affiliate, any Affiliate of the Company, or any director, officer, employee, trustee, partner, agent or fiduciary of any thereof, but such indemnification may be provided by the Company in a specific case as contemplated by Section 6 hereof.

     3.   PARTIAL INDEMNIFICATION. If Indemnitee is only partially successful in
          -----------------------
the defense, investigation, settlement or appeal of any action, suit, investigation or proceeding described in Section 2 hereof and therefore not entitled hereunder to indemnification by the Company for the total amount of the expenses (including attorneys' fees), costs, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by Indemnitee, the Company shall nevertheless indemnify Indemnitee to the extent Indemnitee has been partially successful.

     4.   DETERMINATION OF ENTITLEMENT TO INDEMNIFICATION.
          -----------------------------------------------

             (a) Upon written request by Indemnitee for indemnification pursuant to Section 2 hereof, the determination as to whether or not Indemnitee shall be entitled to indemnification by reason of satisfying the applicable standard of conduct as set forth in Section 2 shall be made (i) by the Board of Directors of the Company by a majority vote of a quorum consisting of Disinterested Directors (as hereinafter defined) or, (ii) if such a quorum is not obtainable or, even if obtainable, if the Board of Directors by the majority vote of Disinterested Directors so directs, by Independent Counsel in a written opinion to the Board of Directors, a copy of which shall be delivered to the Indemnitee, or (iii) by the stockholders. A determination as to the entitlement of Indemnitee to indemnification pursuant to Section 2 hereof shall be made as aforesaid not later than 60 days after the Company shall have received a written request for indemnification. Indemnitee shall cooperate with the Company in making its determination as aforesaid of Indemnitee's entitlement to indemnification, including providing to the Company upon reasonable advance request any documentation or information reasonably available to Indemnitee and material to such determination. Any costs (including attorneys' fees) or expenses incurred by Indemnitee in so cooperating with the Company shall be borne by the Company and the Company hereby indemnifies and agrees to hold Indemnitee harmless therefrom irrespective of the outcome of the determination as to Indemnitee's satisfaction of the applicable standard of conduct set forth in Section 2.

             (b) The termination of any action, suit, investigation or proceeding described in Section 2 hereof by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption for the purposes of this Agreement that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal action or proceeding, that Indemnitee had reasonable cause to believe that Indemnitee's conduct was unlawful.

             (c) In making a determination pursuant to Section 4(a) hereof as to whether or not Indemnitee satisfied the applicable standard of conduct set forth in Section 2 hereof, the person or persons making such determination shall presume that Indemnitee met the applicable standard of conduct set forth in Section 2(a), 2(b), or 2(c), as the case may be, absent evidence to the contrary and the absence or unavailability of evidence on the matter to be decided Indemnitee shall be entitled to the benefit of such presumption. The Company shall have the burden of proof in the making of any determination contrary to such presumption.

             (d)  For purposes of this Agreement:

                    (i) "Disinterested Director" with respect to any request by Indemnitee for indemnification hereunder shall mean a director of the Company who is or was not a party to or a subject of the action, suit, investigation or proceeding in respect of which indemnification is being sought by Indemnitee.

                    (ii) "Independent Counsel" shall mean a law firm or a member of a law firm that neither is nor in the past five years has been retained to represent in any material matter the Company or any Securities Act Affiliate or Indemnitee or any other party to the action, suit, investigation or proceeding giving rise to a claim for indemnification hereunder and which, under applicable standards of professional conduct then prevailing, would not have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee's right to indemnification under this Agreement and that is reasonably acceptable to the Company and Indemnitee. For purposes hereof, counsel shall not be deemed to regularly represent any government or governmental entity which may have commenced any action, suit, investigation or proceeding or be asserting any claim against Indemnitee solely by reason of having regularly represented any department, commission, authority, subdivision or public benefit corporation of or created by such government or governmental entity which is a party to such action, suit, investigation or proceeding or before which it is being prosecuted or which is making any such claim. In the event that the parties are unable to agree on the selection of Independent Counsel, such counsel shall be selected by lot from among the Wilmington, Delaware law firms having more than ten attorneys and having a rating of "av" or better in the then current Martindale-Hubbell Law directory. Such selection shall be made in the presence of Indemnitee (or Indemnitee's representative), and the parties shall contact, in the order of their selection by lot, such law firms, requesting each such firm to accept engagement to make the determination required hereunder until one of such firms accepts such engagement. The fees and expenses of counsel in connection with making any determination contemplated hereunder shall be paid by the Company and, if requested by such counsel, the Company shall give such counsel an appropriate written agreement with respect to the payment of their fees and expenses and such other matters as may be reasonably requested by counsel.

          (e) In the event that a determination shall be made pursuant to (i)
Section 4(a) hereof that Indemnitee shall not be entitled to indemnification hereunder in respect of any claim made by Indemnitee therefor by reason of Indemnitee's failing to satisfy the applicable standard set forth in Section 2 hereof, or (ii) Section 5 hereof not to pay Indemnitee's expenses and costs, or in the event such determination is not made, Indemnitee shall be entitled, at Indemnitee's option, to a final judicial determination or determination in arbitration of Indemnitee's entitlement to indemnification hereunder in respect of such claim (including application of the standards set forth in Section 4(b) and (c) hereof to the making of such determination) or Indemnitee's entitlement to such an advancement of expenses and costs pursuant to Section 5 hereof. In the event Indemnitee seeks a judicial determination, Indemnitee may initially seek such determination by commencing an appropriate action in an appropriate court of the State of Delaware or any other court of competent jurisdiction. In the event Indemnitee seeks a determination in arbitration, such arbitration shall be conducted pursuant to the rules of the American Arbitration Association and any such determination shall be made within 60 days of following the filing of the demand for arbitration. The Company shall not raise as a defense in any such judicial determination or determination in arbitration of the entitlement of Indemnitee to indemnification hereunder any prior determination made pursuant to this Agreement of Indemnitee's right to indemnification under this Agreement or advancement of expenses and costs on such claim or any other claim, and for all purposes of this Agreement any such judicial determination or determination in arbitration shall be made de novo and without prejudice by reason of any such prior determination. The Company further agrees to stipulate to any court or arbitrator in which such action or arbitration shall have been commenced or appealed that the Company agrees to be bound, for the purposes of such judicial determination or determination in arbitration, by the presumption and burden of proof provisions set forth in
Section 4(c) hereof. If the court or arbitrator shall determine that Indemnitee is entitled to indemnification or advancements hereunder as to any expenses (including attorneys' fees) costs, judgments, penalties, fines and amounts paid in settlement in respect of any claim, issue or matter involved in the action, suit, investigation or proceeding in respect of which indemnification is sought hereunder, the Company shall pay all expenses (including attorneys' fees) and costs actually incurred by Indemnitee in connection with such judicial determination or determination in arbitration (including, but not limited to, any appellate proceedings).

          (f) If, and to the extent it is finally determined hereunder that Indemnitee is not entitled to indemnification, or is entitled only to partial indemnification, Indemnitee agrees to reimburse the Company for all expenses and costs advanced or prepaid hereunder, or the proper proportion thereof, as the case may be, within 180 days after receipt of an itemized written statement therefor from the Company, other than the expenses of (i) obtaining the judicial determination referred to in Sections 4(e) and 5 hereof, (ii) cooperating with the Company in making its determination, as set forth in Section 4(a) hereof, or
(iii) obtaining the opinion of Independent Counsel pursuant to Section 4(a) hereof.

     5.   ADVANCEMENT OF EXPENSES AND COSTS. All reasonable expenses (including
          ---------------------------------
attorneys' fees) and costs incurred by Indemnitee in preparing to serve or serving as a witness or in investigating, defending, or appealing any threatened, pending or completed civil or criminal action, suit or proceeding, administrative or investigative, described in Section 2 hereof and not excluded by clauses (i) or (ii) of Section 2(d), or in connection with a judicial determination or determination in arbitration pursuant to Section 4(e) or 5 hereof, shall be paid by the Company (in advance of the final disposition of such action, suit or proceeding) at the request of Indemnitee within 20 days after the receipt by the Company from the Indemnitee of a statement reasonably evidencing the expenses and costs incurred by Indemnitee in connection therewith, and averring that they do not relate to matters described in the aforesaid clauses (i) or (ii) of Section 2(d), together with a written undertaking by or on behalf of Indemnitee to repay such amount if it is ultimately determined that Indemnitee is not entitled to be indemnified against such expenses and costs by the Company as provided by this Agreement, the Company's Certificate of Incorporation or By-Laws, applicable law or otherwise. Except when such advances relate to service as a witness only, the Board of Directors shall make a determination in the specific case regarding Indemnitee's entitlement to such advancements of expenses and costs within 14 days after receipt of the aforesaid statement and undertaking. In the event the Board of Directors determines not to so pay Indemnitee's expenses and costs, Indemnitee shall be entitled, at Indemnitee's option, to a judicial determination or determination in arbitration Indemnitee's right to such advancement of expenses and costs as set forth in
Section 4(e) hereof.

     6.   OTHER RIGHTS TO INDEMNIFICATION. The indemnification and advancement
          -------------------------------
of expenses (including attorneys' fees) and costs provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may now or in the future be entitled under any provision of law, the Certificate of Incorporation or any Bylaw of the Company or any other agreement or any vote of stockholders or directors or otherwise, whether as to action in Indemnitee's official capacity or in another capacity while occupying any of the positions or having any of the relationships referred to in Section 2 of this Agreement; provided, however, that Indemnitee hereby acknowledges and agrees that the reorganization transactions and the distribution of shares of the Company's common stock to the stockholders of Varian Associates, Inc. ("Varian") pursuant to the Distribution Agreement by and among the Company, Varian and Varian Semiconductor Equipment Associates, Inc. dated January 14, 1999 (the "Distribution") does not constitute a transaction contemplated by Section 7(b) of the Indemnity Agreement by and between Indemnitee and Varian dated ______________, 19__ and that such Section 7(b) does not apply to the Distribution.

     7.   MERGER OR CONSOLIDATION OF THE COMPANY.
          --------------------------------------

             (a) In the event that the Company or a Securities Act Affiliate of the Company shall be a constituent corporation in a consolidation or a merger, whether or not the Company or such Securities Act Affiliate of the Company, as the case may be, is the resulting or surviving corporation, Indemnitee shall stand in the same position under this Agreement with respect to the resulting or surviving corporation as Indemnitee would have with respect to the Company if its separate existence had continued or with respect to the Securities Act Affiliate of the Company if such affiliation had continued.

             (b) In addition to any other provision of this Agreement, the Company hereby covenants and agrees that it will not consummate any consolidation, merger or other business combination nor will it transfer 50% or more of its assets (in one or a series of related transactions) unless the ultimate parent of the other party to such transaction, whether or not in the event of a business combination the Company is the surviving entity, shall have executed an agreement stating that such party (i) shall use its best efforts to maintain any director and officer insurance policy in an amount and with coverage no less favorable than that which exists as of the date hereof, or the closest practicable equivalent thereto, (ii) shall indemnify Indemnitee, except in the circumstances set forth in Section 2(d)(i) and (ii) of this Agreement against any expenses (including attorneys' fees), costs, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by Indemnitee in connection with any suit or proceeding, whether civil, criminal, administrative or investigative in nature, to which Indemnitee was or is made a party or witness or is threatened to be made a party or witness, by reason of the fact that Indemnitee is or was a director, officer, employee, trustee, partner, agent or fiduciary of the Company or is or was serving at the request of the Company as a director, officer, employee, trustee, partner, agent or fiduciary of an Affiliate of the Company, or by reason of anything done or not done by Indemnitee in such capacity, and (iii) shall pay, except in the circumstances set forth in Section 2(d)(i) and (ii) (in advance of the final disposition of the action, suit or proceeding) all reasonable expenses (including attorneys'
fees) and costs incurred by Indemnitee in preparing to serve or serving as a witness or in investigating, defending or appealing any threatened, pending or completed civil or criminal action, suit or proceeding, administrative or investigative, in each case within 20 days of the submission by Indemnitee of a statement requesting the payment of such expenses and costs and reasonably evidencing the expenses and costs incurred by Indemnitee in connection therewith, and (iv) shall maintain irrevocable standby letters of credit in the aggregate amount of $5 million for all directors and officers.

     8.   ATTORNEYS' FEES. In the event that Indemnitee is subject to or
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intervenes in any legal action in which the validity or enforceability of this
Agreement is at issue or institutes any legal action to enforce Indemnitee's rights under, or to recover damages for breach of, this Agreement (other than an action referred to in Section 4(e) hereof), Indemnitee, if Indemnitee prevails in whole or in part in such action, shall be entitled to recover from the Company and shall be indemnified by the Company against, any actual expenses for attorneys' fees and disbursements reasonably incurred by Indemnitee.

     9.   DURATION OF AGREEMENT; SUCCESSORS AND ASSIGNS.
          ---------------------------------------------

             (a) This Agreement shall continue until and terminate upon the later of: (i) ten years after Indemnitee has ceased to occupy any of the positions or have any of the relationships referred to in Section 2 of this Agreement or (ii) the termination of all pending or threatened actions, suits, proceedings or investigations.

             (b) This Agreement shall be binding upon the Company and its successors and assigns and shall inure to the benefit of Indemnitee and Indemnitee's spouse, heirs, devisees, executors and administrators.

     10.  SEVERABILITY. If any provision or provisions of this Agreement shall
          ------------
be held to be invalid, illegal or unenforceable for any reason whatsoever (i) the validity, legality and enforceability of the remaining provisions of this Agreement (including, without limitation, all portions of any paragraphs of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby, and (ii) to the fullest extent possible, the provisions of this Agreement (including, without limitation, all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal or unenforceable that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

     11.  IDENTICAL COUNTERPARTS. This Agreement may be executed ln one or more
          ----------------------
counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement.

     12.  HEADINGS. The headings of the paragraphs of this Agreement are
          --------
inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

     13.  USE OF CERTAIN TERMS. As used in this Agreement, the words "herein,"
          --------------------
"hereof," and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Section, paragraph, subparagraph or other subdivision. For purposes of this Agreement, references to "fines" shall include any excise taxes assessed on Indemnitee with respect to any employee benefit plan; and references to "serving at the request of the Company" shall include any service as a director, officer, employee, trustee, partner, agent or fiduciary of the Company which imposes duties on, or involves services by, Indemnitee with respect to any employee benefit plan, its participants or beneficiaries; and if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan Indemnitee shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Agreement.

     14.  MODIFICATION AND WAIVER. No supplement, modification or amendment of
          -----------------------
this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

     15.  NOTICE BY INDEMNITEE. Indemnitee agrees to promptly notify the Company
          --------------------
in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any matter which maybe subject to indemnification covered hereunder, either civil, criminal or investigative.

     16.  NOTICES. All notices, requests, demand and other communications
          -------
hereunder shall be in writing and shall be deemed to have been duly given if (i) delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed or if (ii) mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed:

             (a) If to Indemnitee, at the address indicated on the signature page hereof.

             (b) If to the Company to:

                    Varian, Inc.
                    3120 Hansen Way
                    Palo Alto, CA  94304-1030
                    Attn: Vice President and General Counsel

or to such other address as either may subsequently furnish to the other in writing.

     17.  GOVERNING LAW. The parties hereto agree that this Agreement shall be
          -------------
governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without regard to the conflicts of law principles thereof.

     18.  SUBROGATION. In the event of any payment under this Agreement, the
          -----------
Company shall be subrogated to the extent of such payment to all the rights of recovery of Indemnitee, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Company effectively to bring suit to enforce such rights.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first above written.


VARIAN, INC.                                             INDEMNITEE



_________________________________            _________________________________
              [Name]                                        [Name]
              [Title]                                      [Address]


ATTEST:



_________________________________
              [Name]
              [Title]